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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                     --------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (date of earliest event reported): September 27, 2002

                             COMPUTER HORIZONS CORP.
             (Exact name of registrant as specified in its charter)


         New York                       0-7282              13-2638902
(State or other jurisdiction       (Commission File       (IRS Employer
     of incorporation)                 Number)         Identification Number)

49 Old Bloomfield Avenue, Mountain Lakes, New Jersey         07046-1495
(Address of principal executive offices)                    (Zip Code)

       Registrant's telephone number, including area code: (973) 299-4000

                                       n/a
             (Former name or address, if changed since last report)


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         Item 5.  Other Events

         On September 27, 2002, Computer Horizons Corp. ("Computer Horizons") issued a press release reporting that the U.S. Attorney's office in the Southern District of New York is conducting an inquiry into the June 1999 purchase and sale of an unrelated company's shares by Mr. John J. Cassese, Computer Horizon's Chairman and President. In February 2002, as previously reported, Mr. Cassese, without admitting or denying the allegations of a complaint filed by the SEC in connection with the June 1999 purchase and sale, entered into a consent decree. A copy of Computer Horizon's press release is attached as Exhibit 99.1 hereto and is incorporated by reference into this Report.

        Item 7. Financial Statements, Pro Forma Financial Information and
                Exhibits

                  (a)      Not applicable.

                  (b)      Not applicable.

                  (c)      Exhibits

                           99.1 Press Release dated September 27, 2002 reporting
                                an inquiry into the June 1999 purchase and sale of an unrelated company's shares by Mr. John
                                J. Cassese.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            COMPUTER HORIZONS CORP.


                                            By: /s/ William J. Murphy
                                                ---------------------
                                                William J. Murphy
                                                Executive Vice President,
                                                Chief Financial Officer
                                                (Principal Financial Officer)
                                                and Director

 Dated: September 27, 2002